Offerings - Offering: 1	Jul. 31, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 95,009,072.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 13,120.75
Offering Note	(i). Calculated solely for the purpose of determining the filing fee in accordance with Rule 0-11(b)(1) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The filing fee is calculated based on the sum of (a) the aggregate cash payment of US$2.00 per share for the 47,501,736 issued and outstanding ordinary shares of the issuer subject to the proposed merger of Perfect Corp. and ProjectNY, and (b) the number of ordinary shares issuable under the outstanding and unexercised options that will be cashed out in connection with the proposed merger multiplied by the difference between the US$2.00 per share merger consideration and the exercise price of such options. As of July 31, 2026, 35,000 outstanding options have an exercise price of US$1.84 and therefore will be cashed out for aggregate cash consideration of US$5,600, while all other outstanding options have an exercise price greater than US$2.00 and therefore no cash consideration is payable in respect of such other options. ((a) and (b) together, the "Transaction Valuation"). (ii). Pursuant to the Merger Agreement and the Warrant Agreement, at the Effective Time each outstanding Company Warrant will cease to represent a warrant exercisable for a Class A ordinary share and will become exercisable for the Per Share Merger Consideration. If exercised within 30 days following public disclosure of the consummation of the Merger, the Warrant Price will be adjusted in accordance with the Warrant Agreement by reference to the Black-Scholes Warrant Value. As of July 31, 2026, the Company estimates that the adjusted Warrant Price will be approximately US$2.00 and therefore does not expect any Company Warrants to be exercised following the Effective Time. Accordingly, the Company Warrants have been excluded from the Transaction Valuation.